UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 8, 2005
Presstek, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-17541 (Commission File Number)	02-0415170 (I.R.S. Employer Identification No.)
55 Executive Drive
Hudson, New Hampshire 03051-4903

(Address of Principal Executive Offices)
(603) 595-7000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated August 8, 2005

Section 2 — Financial Information
Item 2.05. Costs Associated with Exit or Disposal Activities
As part of it’s previously announced plan to achieve costs savings with regard to the acquired business of of The A.B. Dick Company, on August 8, 2005, Presstek, Inc. (the “Company”) announced that in order to consolidate operations the Company will close its Niles, Illinois, office facility by December 31, 2005 (the expiration date of the existing lease),. The Company will move current executives of its ABDick reporting segment (“ABDick”) from the Niles facility to the Company’s headquarters in Hudson, New Hampshire. ABDick’s inside sales staff and other limited customer service operations will be moved to a new facility in the Chicago, Illinois area.
The above consolidating activities are expected to be completed by June 30, 2006. The Company is unable at this time to make a good faith determination of an estimate as required by paragraphs (b), (c) or (d) of this Item 2.05. Costs relating to the closing of the Niles facility (e.g. severance, shut down costs, etc.) are expected to be recorded as liabilities in the allocation of purchase price in connection with the ABDick asset acquisition.
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to risks and uncertainties regarding the successful integration of The A.B. Dick Company business into that of the Company, final management determinations and independent appraisals varying materially from current management estimates of the fair value of the assets acquired and the liabilities assumed in the acquisition of the business of The A.B. Dick Company, and the other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005, and other SEC filings.
Item 9.01.  Financial Statements and Exhibits
     (c) Exhibits

99.1	Press release of Presstek, Inc. dated August 8, 2005, announcing the closing of the ABDick Niles, Illinois, facility and consolidation of related positions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.
Date: August 8, 2005	By:	/s/ Moosa E. Moosa
Moosa E. Moosa
Executive Vice President — Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of Presstek, Inc. dated August 8, 2005, announcing the closing of the ABDick Niles, Illinois, facility and consolidation of related positions.